UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 25, 2005


Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, relating to the First Franklin Mortgage Loan Trust 2005-FF1 Mortgage Pass-Through Certificates, Series 2005-FF1)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-108395-11                37-1472598
     ---------------              -------------              -------------
     (State or Other               (Commission              (IRS Employer
     Jurisdiction of               File Number)           Identification No.)
     Incorporation)

       200 Park Avenue, New York, New York                      10166
   ---------------------------------------                    ----------
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code : (212) 412-4000

                                      N/A
              -----------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Securitized Asset Backed Receivables LLC, as depositor, Saxon Mortgage Services, Inc., as servicer, MortgageRamp, Inc., as loan performance advisor, and JPMorgan Chase Bank, National Association, as trustee.

     On April 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 25, 2005 as Exhibit 99.1.

First Franklin Mortgage Loan Trust 2005-FF1
Mortgage Pass-Through Certificates, Series 2005-FF1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein

                                 By:   /s/  Diane E. Wallace
                                  ---------------------------------------
                                        Diane E. Wallace
                                        Vice President
Date: April 27, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         April 25, 2005

Exhibit 99.1

         First Franklin Mortgage Loan Trust 2005-FF1 Mortgage Pass-Through Certificates, Series 2005-FF1

                                      STATEMENT TO CERTIFICATEHOLDERS
                                            April 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       531,025,000.00   520,274,473.72   9,677,548.23    1,453,805.85    11,131,354.08       0.00     0.00      510,596,925.49
A1B       132,756,000.00   130,068,373.49   2,419,382.50      362,890.76     2,782,273.26       0.00     0.00      127,648,990.99
A2A       184,808,000.00   174,204,723.15   8,977,748.55      445,528.58     9,423,277.13       0.00     0.00      165,226,974.60
A2B        75,900,000.00    75,900,000.00           0.00      200,650.08       200,650.08       0.00     0.00       75,900,000.00
A2C        71,443,000.00    71,443,000.00           0.00      198,095.56       198,095.56       0.00     0.00       71,443,000.00
M1         84,589,000.00    84,589,000.00           0.00      243,287.36       243,287.36       0.00     0.00       84,589,000.00
M2         59,274,000.00    59,274,000.00           0.00      183,749.40       183,749.40       0.00     0.00       59,274,000.00
M3         17,288,000.00    17,288,000.00           0.00       54,188.28        54,188.28       0.00     0.00       17,288,000.00
B1         15,436,000.00    15,436,000.00           0.00       53,833.05        53,833.05       0.00     0.00       15,436,000.00
B2         12,349,000.00    12,349,000.00           0.00       44,130.52        44,130.52       0.00     0.00       12,349,000.00
B3          6,792,000.00     6,792,000.00           0.00       28,366.03        28,366.03       0.00     0.00        6,792,000.00
B4         12,349,000.00    12,349,000.00           0.00       67,525.02        67,525.02       0.00     0.00       12,349,000.00
X          30,872,455.00    30,872,036.75           0.00    2,890,006.78     2,890,006.78       0.00     0.00       30,872,036.75
P                   0.00             0.00           0.00      434,859.47       434,859.47       0.00     0.00                0.00
R                   0.00             0.00           0.00            0.00             0.00       0.00     0.00                0.00
TOTALS  1,234,881,455.00 1,210,839,607.11  21,074,679.28    6,660,916.74    27,735,596.02       0.00     0.00    1,189,764,927.83
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                               PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1A       32027NQE4    979.75514094    18.22427989     2.73773523    20.96201512          961.53086105      A1A        3.245000 %
A1B       32027NQF1    979.75514094    18.22427988     2.73351683    20.95779671          961.53086105      A1B        3.240000 %
A2A       32027NQG9    942.62544452    48.57878744     2.41076458    50.98955202          894.04665707      A2A        2.970000 %
A2B       32027NQT1  1,000.00000000     0.00000000     2.64361107     2.64361107        1,000.00000000      A2B        3.070000 %
A2C       32027NQU8  1,000.00000000     0.00000000     2.77277774     2.77277774        1,000.00000000      A2C        3.220000 %
M1        32027NQL8  1,000.00000000     0.00000000     2.87611108     2.87611108        1,000.00000000      M1         3.340000 %
M2        32027NQM6  1,000.00000000     0.00000000     3.10000000     3.10000000        1,000.00000000      M2         3.600000 %
M3        32027NQN4  1,000.00000000     0.00000000     3.13444470     3.13444470        1,000.00000000      M3         3.640000 %
B1        32027NQP9  1,000.00000000     0.00000000     3.48750000     3.48750000        1,000.00000000      B1         4.050000 %
B2        32027NQQ7  1,000.00000000     0.00000000     3.57361082     3.57361082        1,000.00000000      B2         4.150000 %
B3        32027NQR5  1,000.00000000     0.00000000     4.17638840     4.17638840        1,000.00000000      B3         4.850000 %
B4        32027NQS3  1,000.00000000     0.00000000     5.46805571     5.46805571        1,000.00000000      B4         5.971007 %
X         N/A          999.98645232     0.00000000    93.61117475    93.61117475          999.98645232      X        108.711224 %
TOTALS                 980.53104791    17.06615578     5.39397261    22.46012839          963.46489213
--------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


Principal Remittance Amount (Total)                                                                                 21,074,679.28
                        Group 1                                                                                     12,096,930.73
                        Group 2                                                                                      8,977,748.55

Scheduled Principal Payments (Total)                                                                                   433,145.99
                        Group 1                                                                                        330,569.30
                        Group 2                                                                                        102,576.69

Principal Prepayments (Total)                                                                                       20,441,825.79
                        Group 1                                                                                     11,716,010.95
                        Group 2                                                                                      8,725,814.84

Curtailments (Total)                                                                                                   203,574.64
                        Group 1                                                                                         54,454.63
                        Group 2                                                                                        149,120.01

Curtailment Interest Adjustments (Total)                                                                                -3,867.14
                        Group 1                                                                                         -4,104.15
                        Group 2                                                                                            237.01

Repurchase Principal (Total)                                                                                                 0.00
                        Group 1                                                                                              0.00
                        Group 2                                                                                              0.00

Substitution Amounts (Total)                                                                                                 0.00
                        Group 1                                                                                              0.00
                        Group 2                                                                                              0.00
Net Liquidation Proceeds (Total)                                                                                             0.00
                        Group 1                                                                                              0.00
                        Group 2                                                                                              0.00

Other Principal Adjustments (Total)                                                                                          0.00
                        Group 1                                                                                              0.00
                        Group 2                                                                                              0.00

Gross Interest (Total)                                                                                               6,750,754.44
                        Group 1                                                                                      4,542,998.84
                        Group 2                                                                                      2,207,755.60

Recoveries From Prior Loss Determinations (Total)                                                                            0.00
                        Group 1                                                                                              0.00
                        Group 2                                                                                              0.00
Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                                              69
                        Group 1                                                                                                48
                        Group 2                                                                                                21

Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)                                  15,651,359.94
                        Group 1                                                                                      9,087,865.62
                        Group 2                                                                                      6,563,494.32

Amount of Prepayment Penalties Collected (Total)                                                                       434,859.47
                        Group 1                                                                                        248,082.09
                        Group 2                                                                                        186,777.38

Beginning Number of Loans Outstanding (Total)                                                                               5,985
                        Group 1                                                                                             4,818
                        Group 2                                                                                             1,167

Beginning Aggregate Loan Balance (Total)                                                                         1,210,839,606.72
                        Group 1                                                                                    809,600,529.74
                        Group 2                                                                                    401,239,076.98

Ending Number of Loans Outstanding (Total)                                                                                  5,899
                        Group 1                                                                                             4,757
                        Group 2                                                                                             1,142

Ending Aggregate Loan Balance (Total)                                                                            1,189,764,927.44
                        Group 1                                                                                    797,503,599.01
                        Group 2                                                                                    392,261,328.43

Expense Fees, including Servicing and Loan Performance Advisor Fees (Total)                                            514,606.83
                        Group 1                                                                                        344,080.22
                        Group 2                                                                                        170,526.61

Trustee Fee (Total)                                                                                                     10,090.33
                        Group 1                                                                                          6,746.67
                        Group 2                                                                                          3,343.66

Delinquent Mortgage Loans
                         Group 1
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                         6              836,021.74                   0.10 %
                        2 Month                         0                    0.00                   0.00 %
                        3 Month                         0                    0.00                   0.00 %
                        Total                       6                  836,021.74                   0.10 %
                         Group 2
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                         1              524,437.00                   0.13 %
                        2 Month                         0                    0.00                   0.00 %
                        3 Month                         0                    0.00                   0.00 %
                         Total                          1              524,437.00                   0.13 %
                         Group Totals
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                         7            1,360,458.74                   0.11 %
                        2 Month                         0                    0.00                   0.00 %
                        3 Month                         0                    0.00                   0.00 %
                         Total                          7            1,360,458.74                   0.11 %

Bankruptcies
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                   8              883,037.00                 0.11 %

                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00          0.00%
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   8              883,037.00                 0.07 %

Foreclosures
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                  16            2,687,191.75                 0.34 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   9            2,460,397.36                 0.63 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                  25            5,147,589.11                 0.43 %

REO Properties
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00                 0.00 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00                 0.00 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00                 0.00 %
Current Realized Losses (Total)                                                                                              0.00
                        Group 1                                                                                              0.00
                        Group 2                                                                                              0.00

Cumulative Realized Losses - Reduced by Recoveries(Total)                                                                    0.00
                        Group 1                                                                                              0.00
                        Group 2                                                                                              0.00

Trigger Event                                                                                                                  NO
                        (Is Rolling 3 Month Delinquency Rate > 40% of prior period's Sr. Enhancement%?)
                        Balance of 60+ Day Delinquent loans (Current)                                                6,030,626.11
                        Rolling 3 Month Delinquency Rate                                                                0.25344 %
                        Sr. Enhancement Percentage x 40%                                                                7.89366 %
                        OR
                        (Is Cumulative Loss % of Orig. Agg. Collateral Bal. > Cumulative Loss Limit?)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                      0.00000 %
                        Cumulative Loss Limit                                                                           2.75000 %

Group 1 Sequential Trigger Event                                                                                               NO
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed 2.75%?)
                        Cumulative Loss % of Orig. Agg. Collateral Bal.                                                 0.00000 %
                        OR
                        (Is Current Distribution in or after March 2008?)

Net Monthly Excess Cash Flow                                                                                         2,894,036.93
Subordinated Amount                                                                                                 30,872,036.37
Specified Subordinated Amount                                                                                       30,872,036.37



Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
